Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

In connection with the Quarterly Report of MC Shipping Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

I, Dominique Sergent, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2003, that the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 18, 2004

/S/ DOMINIQUE SERGENT
Dominique Sergent
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to MC Shipping Inc. and will be retained by MC Shipping Inc. and furnished to the Securities Exchange Commission or its staff upon request.